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Exhibit 99.2

                       PRODUCT SUPPLY & PURCHASE AGREEMENT


         Computerized Thermal Imaging Inc., a Nevada corporation having its principal place of business at 12725 S.W. 66th Avenue, Suite 100, Portland, Oregon, 97223, U.S.A. (herein "CTI"), and NanDa Thermal Medical Technology, Inc., (("NanDa"), a limited liability company formed under the laws of the People's Republic of China, having its principal offices at No.228 GuangZhou Road, YiFa Science Plaza, 8th Floor, Nanjing, Jiangsu Province, China 210024, ("MANUFACTURER"), agree as follows.

RECITALS

         CTI is an Oregon-based company which has licensed certain IP Rights to MANUFACTURER for production of CTI's line of computerized infrared imaging and therapy equipment for medical use ("PRODUCTS") under a MANUFACTURING LICENSE AGREEMENT dated 17 June 2003 ("LICENSE AGREEMENT").

         MANUFACTURER owns and operates modern manufacturing facilities in China and wishes to sell and supply LICENSED PRODUCTS manufactured under the LICENSE AGREEMENT to CTI.

         CTI and MANUFACTURER wish to contract on the terms below for MANUFACTURER to be the exclusive independent manufacturer in the Territory of LICENSED PRODUCT to CTI.

ARTICLE 1 - DEFINITIONS
-----------------------

         As used in this Agreement, the following words and phrases shall have the following meanings:

         1.1 "LICENSED Products" shall mean the product or products listed on Attachment A, including products which may be added thereto by mutual agreement between CTI and MANUFACTURER, from time to time all of which products are covered by patents and/or embody other IP Rights, including CTI's know-how in their design, structure, composition or manufacture.

         1.2 "CTI IP Rights" and "LICENSED IP Rights" shall mean the designs, copyrights, patent rights, trade secrets, software source and object code, documentation, know-how, specifications, tradenames and trademark rights relating to Licensed Products, as set forth more specifically in Attachment B.

         1.3 "CTI Patents" shall mean the patents and patent applications owned by or licensed to CTI, and such other patents and patent applications owned by or licensed to CTI in the future and any and all patents which may issue from any such patent application.

         1.4 "CTI Trade Secrets" shall mean all manufacturing techniques, specifications, methods, materials and processes of working, technical data, engineering and design information, sketches, plans and drawings, testing methods and protocols and other information and data heretofore developed or acquired by CTI relating to CTI Products, all of which are trade secrets of CTI.


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         1.5 "CTI Names" shall mean all trademarks (including words, symbols, designs and devices), service marks, domain names, and trade names adopted, used and/or registered by CTI, or used by CTI pursuant to license from a third party.

         1.6 "Facilities" shall mean the facility or facilities owned or controlled by MANUFACTURER in China which are located at Nanjing, JiangSu, PRC, or such other facilities as may be agreed by the parties, which shall be designated in advance in writing and approved by CTI as suitable and acceptable for the manufacture of LICENSED PRODUCT.

         1.7 "Inspection" shall mean the inspection of unfinished and finished LICENSED PRODUCTS as manufactured by MANUFACTURER, conducted by an authorized representative of CTI at MANUFACTURER's FACILITIES, for the purposes of quality control and conformance to specifications.

         1.8. "Testing" shall mean the process of examination of LICENSED PRODUCTS at MANUFACTURER's FACILITIES by CTI's representative for conformance to design and performance specifications.

ARTICLE 2 - LIMITED LICENSE FOR IP RIGHTS
-----------------------------------------

         The terms of the LICENSE AGREEMENT shall apply to the CTI IP RIGHTS in CTI's PRODUCT, whether in finished or unfinished form, and the protection and enforcement of such Rights. The terms of the LICENSE AGREEMENT are incorporated herein as though fully set forth, and shall govern MANUFACTURER'S use manufacture and sale of LICENSED PRODUCTS hereunder, including but not limited to CTI NAMES, LICENSED IP RIGHTS, sub-licensing, customer reports, confidentiality, warranties, quality control and inspections, and all other obligations and protections with respect to the protection and safeguard of the LICENSED IP RIGHTS as defined in the LICENSE AGREEMENT

ARTICLE 3 - COVENANT NOT TO COMPETE
-----------------------------------

         MANUFACTURER expressly represents that it does not now manufacture any Product that competes with LICENSED PRODUCT. For the duration of this Agreement and for a period of three (3) years thereafter, MANUFACTURER covenants that it will not manufacture, directly or indirectly, for itself or for any other party any products other than LICENSED PRODUCTS which are substantially similar to or which compete with LICENSED PRODUCTS.

ARTICLE 4 - MARKINGS ON PRODUCT
-------------------------------

         MANUFACTURER agrees that MANUFACTURER shall cause to be placed on all CTI LICENSED PRODUCTS manufactured by MANUFACTURER under this Agreement using CTI names, any and all applicable patent, trademark and trade name notices as authorized by law and specified by CTI.

ARTICLE 5 - MANUFACTURING, PRODUCTION SCHEDULE, DELIVERY
--------------------------------------------------------

         5.1 During the term of this Agreement, MANUFACTURER agrees to manufacture, and CTI agrees to purchase from MANUFACTURER such quantities of LICENSED PRODUCTS as CTI may from time to time order from MANUFACTURER, at the prices set forth in Attachment B. CTI may place additional orders, at its option. MANUFACTURER agrees to sell and deliver such quantities of LICENSED PRODUCT to CTI as CTI may order during the term of this Agreement. Orders shall be placed by CTI on a quarterly basis on CTI's standard form of purchase order, specifying price, quantity, payment, shipment dates and method, and delivery terms.


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         5.2 CTI agrees to place orders on a quarterly basis with MANUFACTURER to purchase three hundred (300) TIP Systems and three hundred (300) Photonic Stimulators from MANUFACTURER, and MANUFACTURER agrees to sell and supply such Systems to CTI, within three (3) years of product certification as provided in 5.2(a) below, provided that MANUFACTURER meets all of the following terms and subject also to the provisions of paragraph 5.3 below:

         a) MANUFACTURER's TIP System is formally certified by the relevant governmental granting authorities as meeting or exceeding UL, CSA and CE product certification standards and MANUFACTURER is certified as meeting GMP standards and satisfied all other requirements of the US Food and Drug Administration for the product to be re-sold in the United States and elsewhere in the world in CTI's key markets; and

         b) MANUFACTURER's Production facilities are operating according to a forecasted Production Schedule sufficient to meet CTI's minimum order, and MANUFACTURER meets the mutually agreed Delivery Schedules for PRODUCT and.

         c) Each TIP System and Photonic Stimulator manufactured by MANUFACTURER shall meet CTI's quality acceptance test protocols, and

         d) MANUFACTURER shall supply US$300,000 (US Three Hundred Thousand dollars) of LICENSED PRODUCT to CTI to fulfill the technology license fee credits granted to CTI under the LICENSE AGREEMENT, against such orders as CTI may request.

                  5.3.1 In addition, CTI's obligation under this section 5 is subject to:

                  a) CTI receives USFDA approval for its BCS 2100 Product, and,

                  b) US import duties on PRODUCT do not exceed 30% of the price.


         5.4 MANUFACTURER shall purchase and provide at its sole expense any special tools or equipment required to manufacture LICENSED PRODUCT.

         5.5 MANUFACTURER agrees that all LICENSED PRODUCTS manufactured by it under this Agreement other than its own private label Product, shall bear any applicable patent, trademark and trade name notices as authorized by law and as specified by CTI. CTI shall designate the form, content and method of affixing required markings on each Product and on packaging for the purposes of full compliance with United States Customs requirements.

         5.6 Subject to the requirements set forth at 5.2 above, the parties have agreed on an initial minimum production schedule for Product ("Production Schedule") which is attached as Attachment C. CTI commits to purchase from MANUFACTURER at least the quantity of Product stated in Article 5.2 In exchange therefore, and in consideration of all other terms and conditions of this Agreement, MANUFACTURER agrees to give priority to CTI's orders and shall maintain the capability to increase, and shall so increase, production of Product above the quantity stated in such Production Schedule by up to fifty percent (50%) at any time, on receipt of sixty (60) days advance written notice from CTI requesting such an increase.


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         5.7 Delivery by MANUFACTURER of any LICENSED PRODUCT ("Delivery")
ordered by CTI hereunder to CTI shall be at such port or ports in Mainland China as designated by CTI.

ARTICLE 6 - PRICES, PAYMENTS AND REPORTS
----------------------------------------

         6.1 For the manufacture of LICENSED PRODUCT hereunder, which is accepted by CTI following Inspection, Testing, and Delivery, CTI shall pay MANUFACTURER the FCA (Incoterms 2000) designated port price according to the price list ("Price List") attached as Attachment B.

         6.2 CTI shall make payment as due within thirty (30) days from the date of MANUFACTURER'S Delivery of LICENSED PRODUCT to CTI's designated Delivery point. All payments by CTI to MANUFACTURER required under this Agreement shall be made by bank check or bank wire in U.S. dollars to such account(s) as designated by MANUFACTURER.

         6.3 MANUFACTURER shall retain a security interest in all Product until fully paid.

         6.4 Title to the Products shall transfer at the time of Delivery, FCA INCOTERMS 2000 which shall be deemed to occur when Product is placed in the possession of CTI's designated carrier at the Delivery port, cleared for export.

ARTICLE 7 - MANUFACTURER'S WARRANTY AND INDEMNITY
-------------------------------------------------

         MANUFACTURER agrees to manufacture all LICENSED PRODUCTS under this Agreement in strict accordance with the standards and specifications as to the nature, characteristics and qualities of the PRODUCTS communicated to it by CTI, as set forth herein and as they may be modified from time to time by written amendment to this Agreement, and shall indemnify and hold CTI free and harmless against all loss or damage to persons or property and all liability and claims arising out of the defective manufacture by MANUFACTURER of CTI's PRODUCTS or the failure by MANUFACTURER to meet such standards and specifications.

ARTICLE 8 - TERM AND TERMINATION
--------------------------------

         8.1 Either party shall have the right to terminate this Agreement on thirty (30) days' written notice in the event the other party fails to observe or perform any of the terms and conditions of this Agreement required on its part to be observed or performed and does not remedy such failure during the thirty (30) days following the date of the written notice.

         8.2 Manufacturer shall notify LICENSOR of any changes of ownership of more than 10% within 30 days of said event.


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         8.3 Either party shall have the right to terminate this Agreement immediately on written notice in the event the other party (i) files a voluntary petition in bankruptcy, (ii) is adjudged bankrupt, (iii) has its assets placed under bankruptcy or reorganization, (iv) has a trustee or receiver appointed by a court for all or a substantial portion of its assets, or (v) becomes insolvent, suspends business, is unable to pay its bills in due course, or assigns its assets for the benefit of creditors.

         8.4 Upon termination of this Agreement, in accordance with its terms, with or without cause, CTI shall not be liable to MANUFACTURER for any damages, expenditures, loss of profits or prospective profits of any kind or nature sustained or arising out of or alleged to have arisen out of such termination. The termination of this Agreement shall not, however, relieve or release either party from making any payments which may be owing or fulfilling other obligations with respect to warranties, IP protections, government regulatory compliance and FDA reports under this Agreement, which survive termination.

ARTICLE 9 - GOVERNMENT APPROVAL, EXPORT RESTRICTIONS
----------------------------------------------------

         MANUFACTURER shall obtain any required license, authorization or approval required for the export of LICENSED PRODUCT to CTI. MANUFACTURER shall not export or re-export LICENSED PRODUCT from the Territory to any entity other than CTI.

ARTICLE 10 - MISCELLANEOUS PROVISIONS
-------------------------------------

         10.1 This Agreement is not divisible and cannot be assigned or transferred by MANUFACTURER in full or in part.

         10.2 No provision of this Agreement or action of either party shall constitute acting as agent of the other.

         10.3 All written notices under this Agreement shall be considered as given when sent by registered international air courier fully prepaid and addressed to the respective parties at their addresses above noted, or at such other addresses which may have been substituted by written notice from the affected party to the other.

         10.4 This Agreement shall be construed and interpreted in accordance with the Uniform Commercial Code and any other applicable laws of the State of Oregon, USA, excluding the laws of conflict. CTI may act in any manner deemed necessary in any jurisdiction of the world to seek injunctive or other summary relief or remedy to protect its IP Rights hereunder. Any dispute arising out of or in connection with this Agreement shall be submitted for resolution to final and binding arbitration before a panel of three (3) neutrals, acting in accordance with the rules and under the auspices of The British Columbia Arbitration Center in Vancouver, B.C., Canada. The venue for arbitration shall be Vancouver. Each party shall appoint one arbitrator and those two shall choose the third from a roster of arbitrators qualified in international trade and intellectual property. The award shall be deemed a U.S. award and shall be enforceable in any court or forum having jurisdiction.

         10.5 If legal action is necessary to interpret or enforce any term of this Agreement, the prevailing party shall be entitled to payment by the other party of reasonable attorneys' fees, in addition to any judgment or award.


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         10.6 This Agreement contains all of the terms and conditions agreed to by the parties and constitutes the sole agreement between them regarding the subject matter of this Agreement, and supersedes all understandings and agreements, whether oral or in writing, previously entered into by them with respect thereto.

         10.7 This Agreement has been negotiated in the American usage of the English language usage by parties who represent that they are competent to fully understand the terms hereof.

         10.8 Both parties acknowledge that the obligations of performance hereunder shall be expressly conditioned upon compliance with all applicable laws and regulations of the United States, and the PRC, including but not limited to import and export licensing, foreign currency control, and national security regulations, securities regulations, Export Licensing Controls of the US Departments of Commerce, Treasury, and Defense, and the requirements of the U.S. Securities and Exchange Commission.

         10.9 Neither party shall be responsible for delays or failures in performance resulting from acts beyond the control of such party. Such acts shall include but not limited to acts of god, strikes or other labor disputes, riots, acts of war, terrorism, governmental regulations superimposed after the fact, execution, communication line failures, power failures, fire, flood or other disasters.

         10.10 The parties agree to consult with and obtain the written approval of the other party prior to the issuance of any public statement or press release concerning these agreements.

         10.11 This Agreement is written and has been negotiated and executed in English. MANUFACTURER has authorized a Chinese translation for its internal purposes in the Territory. However, the English language version is the operative Agreement and shall prevail in event of conflict, discrepancy or ambiguity. This Agreement shall have six (6) sets of originals, and may be signed in counterparts.



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         The parties have duly executed this Agreement as of the date first written above.

Computerized Thermal Imaging, Inc.          NanDa Thermal Medical, Inc.


__________________________________          ____________________________________
Signature                                   Signature

By: /s/ Richard Secord                      By: /s/ Lin Jun
    ------------------------------              --------------------------------
    Richard Secord                              Li Jun
    Title: Chief Executive Officer              Title: Chairman


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                                  Attachment A
                                  ------------


                      LICENSED PRODUCTS AND LICENSED NAMES

1. THERMAL IMAGE PROCESSOR ("TIP" SYSTEM) - WHICH MAY BE MARKETED USING THE LICENSED NAME "BALES SCIENTIFIC TIP SYSTEM" OR "BALES SCIENTIFIC THERMAL IMAGE PROCESSOR".

         The TIP Systems purchased by CTI from MANUFACTURER shall include the following completed TIP System components:

         o    Infrared Thermal Imager/Scanner;
         o    Power Distribution Unit for Infrared Thermal Imager/Scanner;
         o    Communication Cable;
         o    Power Cable;
         o    Taxi-4 Interface Card;
         o    Serial Pass-Thru Cable;
         o    Camera Support Unit (CSU)

      The TIP Systems purchased by CTI from MANUFACTURER shall not include the following TIP System components:

         o    TIP Application Software;
         o Computer central processor unit (CPU) with dual-video card, network interface controller, disk drives, memory keyboard, mouse, operating system software;
         o    Surge protector;
         o    Computer monitor(s) and monitor cables;
         o    System documentation


2. PHOTONIC STIMULATOR (COMPLETE EXCEPT FOR SYSTEM DOCUMENTATION) - WHICH MAY BE MARKETED USING THE LICENSED NAME ."BALES PHOTONIC STIMULATOR"




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                                  Attachment B
                                  ------------


MANUFACTURER'S PRICE LIST

         All prices for PRODUCTS to be supplied to CTI hereunder by MANUFACTURER are to be agreed and shall be based on MANUFACTURER's actual costs study, including for purposes of calculating the fee credits provided by NanDa under
5.2 (d) to CTI, and shall be quoted by MANUFACTURER, FCA CTI's designated point, Mainland China (Incoterms 2000) unless otherwise agreed by the parties, and shall include proper packing for surface and air transportation.

         The quantity of the LICENSED PRODUCTS worth $300,000.00, which shall be sent to CTI to fulfill the MANUFACTURER's obligation under 5.2 (d) of this agreement, shall be calculated based on the actual cost.

         Thereafter, MANUFACTURER shall quote and supply PRODUCTS at "most favored customer" rate.



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                                  Attachment C
                                  ------------


                               PRODUCTION SCHEDULE



[Insert production schedule here when known.]